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                                                      [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ WELLESLEY/(R)/ INCOME FUND



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2007



BENCHMARK INDEX CHANGE

Effective October 1, 2007, the Fund's board of trustees has approved a change to the advisor's compensation benchmark. The Wellesley Income Fund recently changed the stock component of the Wellesley Composite Index, which is the Fund's comparative benchmark for performance and also is used in determining the advisor's compensation. The new stock component, the FTSE High Dividend Yield Index, carries the same weight in the composite index as the previous blended stock component (35%). The FTSE High Dividend Yield Index is a more appropriate stock benchmark because it better reflects the income-oriented focus of the stock portion of the Fund. This change does not affect the Fund's investment objective, policies, strategies, or risks.

The second paragraph in the INVESTMENT ADVISOR section is restated as follows:

Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Wellesley Composite Index over the same period. This index is a composite benchmark, weighted 65% in the Lehman Brothers Credit A or Better Bond Index and 35% in the FTSE High Dividend Yield Index.


FUND MANAGER CHANGE

Effective June 30, 2008, John R. Ryan will no longer manage assets for Vanguard Wellesley Income Fund.

Mr. Ryan currently co-manages the stock portion of the Fund with W. Michael Reckmeyer, III. Mr. Reckmeyer, CFA, Vice President and Equity Portfolio Manager of Wellington Management Company, LLP (Wellington Management),




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has managed investment portfolios since 1984 and has co-managed the stock portion of the Fund since 2007.

Mr. Reckmeyer is expected to succeed Mr. Ryan as the lead manager of the stock portion of the Fund.

In the "Plain Talk(R) About the Fund's Portfolio Managers," in the INVESTMENT ADVISOR section, this text immediately follows the paragraph about
Earl E. McEvoy.

JOHN R. RYAN, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1981; has managed the stock portion of the Fund since 1986; and has co-managed this portion of the Fund since 2007. Education: B.S., Lehigh University; M.B.A., University of Virginia.

W. MICHAEL RECKMEYER, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has co-managed the stock portion of the Fund since 2007. Education: B.S. and M.B.A., University of Wisconsin.








(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS27A 102007

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                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ WELLESLEY/(R)/ INCOME FUND



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2007


BENCHMARK INDEX CHANGE

Effective October 1, 2007, the Fund's board of trustees has approved a change to the advisor's compensation benchmark. The Wellesley Income Fund recently changed the stock component of the Wellesley Composite Index, which is the Fund's comparative benchmark for performance and also is used in determining the advisor's compensation. The new stock component, the FTSE High Dividend Yield Index, carries the same weight in the composite index as the previous blended stock component (35%). The FTSE High Dividend Yield Index is a more appropriate stock benchmark because it better reflects the income-oriented focus of the stock portion of the Fund. This change does not affect the Fund's investment objective, policies, strategies, or risks.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGE

The fourth paragraph in the INVESTMENT ADVISORY SERVICES section is restated as follows:


 Under this agreement, the Fund pays Wellington Management an advisory fee at the end of each of the Fund's fiscal quarters. The fee is calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets for the quarter. The quarterly payment to Wellington Management will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of a composite benchmark, weighted 65% in the Lehman Brothers Credit A or Better Bond Index and 35% in the FTSE High Dividend Yield Index. The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the benchmark for the same period.





















(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                             102007

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